                                                                    Exhibit 10.1


                       3-DIMENSIONAL PHARMACEUTICALS, INC.
                            EQUITY COMPENSATION PLAN
                 (Amended and Restated as of September 17, 1999)


                  The purpose of the Equity Compensation Plan (the "Plan") of 3-Dimensional Pharmaceuticals, Inc. (the "Company") is to promote the interests of the Company by providing incentives to (i) designated officers and other employees of the Company or a Subsidiary Corporation (as defined herein), (ii) non-employee members of the Board of Directors (the "Board") or the Scientific Advisory Board (the "SAB") of the Company and (iii) independent contractors and consultants (who may be individuals or entities) who perform services for the Company, to encourage them to acquire a proprietary interest, or to increase their proprietary interest, in the Company. The Company believes that the Plan will cause participants to contribute materially to the growth of the Company, thereby benefitting the Company's stockholders. For purposes of the Plan, the terms "Parent Corporation" and "Subsidiary Corporation" shall have the meanings set forth in subsections (e) and (f) of Section 424 of the Internal Revenue Code of 1986, as amended (the "Code").

1.   Administration
     --------------

                  The Plan shall be administered and interpreted by the Board or a committee of the Board consisting of not less than two persons. If the Company's stock becomes publicly traded in a public offering as described in
Section 16(b) (a "Public Offering"), the Plan shall thereafter be administered by a committee consisting of "outside directors" under Section 162(m) of the Code, and the committee may consist of "non-employee directors" as defined under Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act") or any successor provisions. The term "Committee" shall refer to the Board or any committee designated by the Board pursuant to this Section 1, as the case may be. The Committee shall have the sole authority to determine (i) who is eligible to receive Grants (as defined in Section 2 below) under the Plan, (ii) the type, size and terms of each Grant under the Plan, (iii) the time when each Grant will be made and the duration of any exercise or restriction period; (iv) any restrictions on resale applicable to the shares to be issued or transferred pursuant to the Grant; and (v) any other matters arising under the Plan. The Committee may, if it so desires, base any of the foregoing determinations upon the recommendations of management of the Company. The Committee shall have full power and authority to administer and interpret the Plan and to adopt or amend such rules, regulations, agreements and instruments as it may deem appropriate for the proper administration of the Plan. The Committee's interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interests in the Plan or in any Grants under the Plan. No person acting under this subsection shall be held liable for any action or determination made in good faith with respect to the Plan or any Grant under the Plan.

2.   Grants
     ------

                  Incentives under the Plan shall consist of Incentive Stock Options (as defined in Section 5(b) below), Nonqualified Stock Options (as defined in Section 5(b) below) or Restricted Stock Grants (as defined in Section 6 below) (hereinafter collectively referred to as "Grants"). All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions of any nature as long as they are not inconsistent with the Plan as the Committee deems appropriate and specifies in writing to the participant (the "Grant Letter"). The Committee shall approve the form and provisions of each Grant Letter. Grants under any section of the Plan need not be uniform as among the participants receiving the same type of Grant, and Grants under two or more sections of the Plan may be combined in one Grant Letter.

3.   Shares Subject to the Plan
     --------------------------

                  (a) The aggregate number of shares of the Common Stock, par value $.001 ("Common Stock"), of the Company that may be issued or transferred under the Plan is 8,075,000 shares, subject to adjustment pursuant to Section 3(b) below. Such shares may be authorized but unissued shares or reacquired shares. After a Public Offering, the maximum aggregate number of shares of Company Stock that shall be subject to Grants made under the Plan to any individual during any calendar year shall be 1,000,000 shares. If and to the extent that options granted under the Plan terminate, expire or are canceled without having been exercised (including shares cancelled as part of an exchange of Grants), or if any shares of restricted stock are forfeited, the shares subject to such Grant shall again be available for subsequent Grants under the Plan.

                  (b) If any change is made to the Common Stock (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination of shares, or exchange of shares or any other change in capital structure made without receipt of consideration), then unless such event or change results in the termination of all outstanding Grants under the Plan, the Committee shall preserve the value of the outstanding Grants by adjusting the maximum number and class of shares issuable under the Plan to reflect the effect of such event or change in the Company's capital structure, and by making appropriate adjustments to the number and class of shares, the exercise price of each outstanding option and otherwise, except that any fractional shares resulting from such adjustments shall be eliminated by rounding any portion of a share equal to .500 or greater up, and any portion of a share equal to less than .500 down, in each case to the nearest whole number.

4.   Eligibility for Participation
     -----------------------------

                  Officers and other employees of the Company or a Subsidiary Corporation, non-employee members of the Board or SAB, and independent contractors and consultants who perform services for the Company shall be eligible to participate in the Plan (hereinafter referred to individually as an "Eligible Participant" and collectively as "Eligible Participants"). Only Eligible Participants who are officers or other employees of the Company or a Subsidiary Corporation shall be eligible to receive Incentive Stock Options. All Eligible Participants shall be eligible to receive Nonqualified Stock Options and Restricted Stock Grants. The Committee shall select from among the Eligible Participants those who will receive Grants (the "Grantees") and shall determine the number of shares of Common Stock subject to each Grant. The Committee may, if it so desires, base any such selections or determinations upon the recommendations of management of the Company. Nothing contained in the Plan shall be construed to limit in any manner whatsoever the right of the Company to grant rights or options to acquire Common Stock or awards of Common Stock otherwise than pursuant to the Plan.

5.   Stock Options
     -------------

                  (a) Number of Shares. The Committee, in its sole discretion, shall determine the number of shares of Common Stock that will be subject to each option.

                  (b)      Type of Option and Option Price.

                           (1) The Committee may grant options qualifying as incentive stock options within the meaning of Section 422 of the Code ("Incentive Stock Options") and other stock options ("Nonqualified Stock Options"), in accordance with the terms and conditions set forth herein, or may grant any combination of Incentive Stock Options and Nonqualified Stock Options (hereinafter referred to collectively as "Stock Options"). The option price per share of an Incentive Stock Option shall be the fair market value (as defined herein) of a share of Common Stock on the date of grant. If the Grantee of an Incentive Stock Option is the owner of Common Stock (as determined under section 424(d) of the Code) who possesses more than 10% of the total combined voting power of all classes of stock of the Company or a Parent Corporation or Subsidiary Corporation, the option price per share in the case of an Incentive Stock Option shall not be less than 110% of the fair market value of a share of Common Stock on the date of grant.

                           (2) For all valuation purposes under the Plan, the

     fair market value of a share of Common Stock shall be determined in accordance with the following provisions:

                                    (A) If the Common Stock is not at the time
                  listed or admitted to trading on any stock exchange but is traded either on the over-the-counter market or listed on the Nasdaq National Market segment of The Nasdaq Stock Market, the fair market value shall be the closing selling price of one share of Common Stock on the date in question as such price is reported by the NASDAQ system or any successor system. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the next preceding date for which such quotation exists shall be determinative of fair market value.

                                    (B) If the Common Stock is at the time
                  listed or admitted to trading on any stock exchange, then the fair market value shall be the closing selling price of one share of Common Stock on the date in question on the stock exchange determined by the Committee to be the primary market for the Common Stock, as such prices are officially quoted on such exchange. If there is no reported closing selling price of Common Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the next preceding date for which such quotation exists.

                                    (C) If the Common Stock is at the time
                  neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market (or, if the Committee determines that the value as determined pursuant to
                  Section 5(b)(2)(A) or (B) above does not reflect fair market value), then the Committee shall determine fair market value after taking into account such factors as it deems appropriate.

                  (c) Exercise Period. The Committee shall determine the option exercise period of each Stock Option. The exercise period shall not exceed ten years from the date of grant.

                  (d) Vesting of Options and Restrictions on Shares. The vesting period for Stock Options shall commence on the date of grant (or such date as may be specified by the Committee) and shall end on the date or dates, determined by the Committee, that shall be specified in the Grant Letter. The Committee may impose upon the shares of Common Stock issuable upon the exercise of a Stock Option such restrictions as it deems appropriate and specifies in the Grant Letter. During any period in which such restrictions apply, the provisions of Section 6(d) below shall be applicable to such shares, and the Committee, in such circumstances as it deems equitable, may determine that all such restrictions shall lapse.

                  (e) Manner of Exercise. A Grantee may exercise a Stock Option by delivering a duly completed notice of exercise to the Committee, together with payment of the option price.

                  (f) Termination of Employment, Disability or Death.

                           (1) If a Grantee ceases to be an Eligible Participant for any reason (other than, in the case of an individual, the death of such individual) any Stock Option which is otherwise exercisable by the Grantee shall terminate unless exercised within three months after the date on which the Grantee ceases to be an Eligible Participant (or within such other period of time, which may be longer or shorter than three months, as may be specified in the Grant Letter), but in any event no later than the date of expiration of the option exercise period, except that in the case of an individual Grantee who is disabled within the meaning of Section 105(d)(4) of the Code, such period shall be one year rather than three months (except as otherwise provided in the Grant Letter).

                           (2) In the event of the death of an individual Grantee while he or she is an Eligible Participant or within not more than three months after the date on which the Grantee ceases to be an Eligible Participant (or within such other period of time, which may be longer or shorter than three months, as may be specified in the Grant Letter), any Stock Option which was otherwise exercisable by the Grantee at the date of death may be exercised by the Grantee's personal representative at any time prior to the expiration of one year from the date of death, but in any event no later than the date of expiration of the option exercise period.

                  (g) Satisfaction of Option Price. The Grantee shall pay the option price (i) in cash, (ii) with the consent of the Committee in its sole discretion, by delivering shares of Common Stock already owned by the Grantee and having a fair market value on the date of exercise equal to the option price or a combination of cash and shares of Common Stock, or (iii) in such other manner as the Committee may designate in the Grant Letter, including without limitation by tendering the Grantee's recourse promissory note on such terms as may be specified by the Committee. The Grantee shall pay the option price and the amount of withholding tax due, if any, at the time of exercise. Shares of Common Stock shall not be issued or transferred upon any purported exercise of a Stock Option until the option price and the withholding obligation are fully paid.

                  (h) Limits on Incentive Stock Options. Each Grant of an Incentive Stock Option shall provide that:

                      (1) the Stock Option is not transferable by the Grantee, except by will or the laws of descent and distribution;

                      (2) the Stock Option is exercisable, during the Grantee's lifetime, only by the Grantee; and

                      (3) the aggregate fair market value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year under the Plan and under any other stock option plan of the Company and its parent and subsidiary corporations shall not exceed $100,000.

6.       Restricted Stock Grants
         -----------------------

                  The Committee may issue shares of Common Stock to an Eligible Participant on terms approved by the Committee (a "Restricted Stock Grant"). The following provisions are applicable to Restricted Stock Grants:

                  (a) General Requirements. Shares of Common Stock issued pursuant to Restricted Stock Grants will be issued in consideration for cash or services rendered having a value, as determined by the Board, at least equal to the par value thereof. If Restricted Stock is to be purchased by a Grantee, the Grantee may pay the purchase price in the form of cash or, if and to the extent that the Committee so permits, by tendering the Grantee's recourse promissory note on such terms as may be specified by the Committee. All conditions and restrictions imposed under each Restricted Stock Grant, and the period of years during which the Restricted Stock Grant will remain subject to such restrictions, shall be set forth in the Grant Letter and designated therein as the "Restriction Period." All restrictions imposed under any Restricted Stock Grant shall lapse on such date or dates as the Committee may approve until the restrictions have lapsed as to 100% of the shares. In addition, the Committee, in circumstances that it deems equitable, may determine as to any or all Restricted Stock Grants, that all the restrictions shall lapse, notwithstanding any Restriction Period.

                  (b) Number of Shares. The Committee, in its sole discretion, shall determine the number of shares of Common Stock that will be granted in each Restricted Stock Grant.

                  (c) Requirement of Relationship with Company. If the Grantee's relationship with the Company (as an employee, non-employee member of the Board or SAB, independent contractor or consultant, as the case may be) terminates during the period designated in the Grant Letter as the Restriction Period, the Restricted Stock Grant shall terminate as to all shares covered by the Grant as to which restrictions on transfer have not lapsed, and such shares shall be immediately returned to the Company. The Committee may, in its sole discretion, provide for complete or partial exceptions to the provisions of this Section 6(c).

                  (d) Restrictions on Transfer and Legend on Stock Certificate. During the Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of Common Stock to which such Restriction Period applies except to a Successor Grantee pursuant to Section 7 below. Each certificate representing a share of Common Stock issued or transferred under a Restricted Stock Grant shall contain a legend giving appropriate notice of the restrictions in the Grant. The Grantee shall be entitled to have the legend removed from the stock certificate or certificates representing any such shares as to which all restrictions have lapsed.

7.       Transferability of Options and Grants
         -------------------------------------

                  (a) Except as provided below, only a Grantee (or, in the case of an individual Grantee, his or her authorized legal representative) may exercise rights under a Grant. Except as provided below, no individual Grantee may transfer those rights except by will or by the laws of descent and distribution. Upon the death of an individual Grantee, the personal representative or other person entitled to succeed to the rights of the Grantee ("Successor Grantee") may exercise such rights. A Successor Grantee shall furnish proof satisfactory to the Company of such person's right to receive the Grant under the Grantee's will or under the applicable laws of descent and distribution.

                  (b) Transfer of Nonqualified Stock Options. Notwithstanding the foregoing, the Committee may provide, in a Grant Letter, that a Grantee may transfer Nonqualified Stock Options to family members or other persons or entities according to such terms as the Committee may determine, provided that the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

8.       Certain Corporate Changes
         -------------------------

                  (a) Sale or Exchange of Assets, Dissolution or Liquidation, or Merger or Consolidation Where the Company Does Not Survive. If all or substantially all of the assets of the Company are to be sold or exchanged, the Company is to be dissolved or liquidated, or the Company is a party to a merger or consolidation with another corporation in which the Company will not be the surviving corporation, then, at least ten days prior to the effective date of such event, the Company shall give each Grantee with any outstanding Grants written notice of such event. Unless the Committee provides otherwise in the Grant Letter, each such Grantee shall thereupon have the right to exercise in full any installments of such Grants not previously exercised (whether or not the right to exercise such installments has accrued pursuant to such Grants), within ten days after such written notice is sent by the Company, and any installments of such Grants not so exercised shall thereafter lapse and be of no further force or effect.

                  (b) Merger or Consolidation Where the Company Survives. If the Company is a party to a merger or consolidation in which the Company will be the surviving corporation, then the Committee may, in its sole discretion, elect to give each Grantee with any outstanding Grants written notice of such event. If such notice is given, unless the Committee provides otherwise in the Grant Letter, each such Grantee shall thereupon have the right to exercise in full any installments of such Grants not previously exercised (whether or not the right to exercise such installments has accrued pursuant to such Grants), within ten days after such written notice is sent by the Company, and any installments of such Grants not so exercised shall thereafter lapse and be of no further force or effect.

                  (c) Committee Discretion. Notwithstanding the foregoing, the Committee may provide in a Grant Letter specific provisions that are applicable to a Grant in the event of a corporate transaction, and the Committee may also accelerate the exercisability or vesting of Grants in the event of a corporate transaction or allow the assumption or substitution of Grants by a surviving corporation, as the Committee deems appropriate.

9.       Amendment and Termination of the Plan
         -------------------------------------

                  (a) Amendment. The Board may amend or terminate the Plan at any time; provided, however, that, after a Public Offering, the Board shall not amend the Plan without shareholder approval if such approval is required by
Section 162(m) of the Code.

                  (b) Termination of Plan. The Plan shall terminate on the tenth anniversary of its effective date (as set forth in Section 16 below) unless earlier terminated by the Board or unless extended by the Board with the approval of the stockholders.

                  (c) Termination and Amendment of Outstanding Grants. A termination or amendment of the Plan that occurs after a Grant is made shall not result in the termination or amendment of the Grant unless the Grantee consents or unless the Committee acts under Section

17(b) below. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under
Section 17(b) below or may be amended by agreement of the Company and the Grantee which is consistent with the Plan.

10.      Funding of the Plan
         -------------------

                  The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under the Plan. In no event shall interest be paid or accrued on any Grant, including unpaid installments of Grants.

11.      Rights of Eligible Participants
         -------------------------------

                  Nothing in the Plan shall entitle any Eligible Participant or other person to any claim or right to any Grant under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Eligible Participant or Grantee any rights to be retained by the Company in any capacity, whether as an employee, non-employee member of the Board or SAB, independent contractor, consultant or otherwise.

12.      Withholding of Taxes
         --------------------

                  The Company shall have the right to deduct from all Grants paid in cash any federal, state or local taxes required by law to be withheld with respect to such Grants paid in cash. In the case of Grants paid in Common Stock, the Company shall have the right to require the Grantee to pay to the Company the amount of any taxes which the Company is required to withhold in respect of such Grants or to take whatever action it deems necessary to protect the interests of the Company in respect of such tax liabilities, including, without limitation, withholding a portion of the shares of Common Stock otherwise deliverable pursuant to the Plan. The Company's obligation to issue or transfer shares of Common Stock upon the exercise of a Stock Option or the acceptance of a Restricted Stock Grant shall be conditioned upon the Grantee's compliance with the requirements of this section to the satisfaction of the Committee.

13.      Agreements with Grantees
         ------------------------

                  Each Grant made under the Plan shall be evidenced by a Grant Letter containing such terms and conditions as the Committee shall approve.

14.      Requirements for Issuance of Shares
         -----------------------------------

                  No Common Stock shall be issued or transferred under the Plan unless and until all applicable legal requirements have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Stock Option or Restricted Stock Grant on the

Grantee's undertaking in writing to comply with such restrictions on any subsequent disposition of the shares of Common Stock issued or transferred thereunder as the Committee shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may be legended to reflect any such restrictions.

15.      Headings
         --------

                  The section headings of the Plan are for reference only. In the event of a conflict between a section heading and the content of a section of the Plan, the content of the section shall control.

16.      Effective Dates
         ---------------

                  (a) Effective Date of the Plan. The Plan was originally effective as of August 31, 1993.

                  (b) Public Offering. The provisions of the Plan that refer to a Public Offering, or that refer to, or are applicable to persons subject to,
Section 16 of the Exchange Act or Section 162(m) of the Code, shall be effective, if at all, upon the initial registration of Common Stock under
Section 12(g) of the Exchange Act, and shall remain effective thereafter for so long as such Stock is registered.

17.      Miscellaneous
         -------------

                  (a) Substitute Grants. The Committee may make a Grant to an employee, a non-employee director, or an independent contractor or consultant of another corporation, if such person shall become an Eligible Participant by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or a Subsidiary Corporation and such other corporation. Any such Grant shall be made in substitution for a stock option or restricted stock grant granted by the other corporation ("Substituted Stock Incentives"), but the terms and conditions of the substitute Grant may vary from the terms and conditions required by the Plan and from those of the Substituted Stock Incentives. The Committee shall prescribe the provisions of the substitute Grants.

                  (b) Compliance with Law. The Plan, the exercise of Grants and the obligations of the Company to issue or transfer shares of Common Stock under Grants shall be subject to all applicable laws and required approvals by any governmental or regulatory agencies. With respect to persons subject to Section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan shall comply with all applicable conditions of Rule 16b-3 or any successor provisions under the Exchange Act. The Committee may revoke any Grant if it is contrary to law or modify any Grant to bring it into compliance with any valid and mandatory government regulations. The Committee may also adopt rules regarding the withholding of taxes on payments to Grantees. The Committee may, in its sole discretion, agree to limit its authority under this section.

                  (c) Ownership of Stock. A Grantee or Successor Grantee shall have no rights as a stockholder with respect to any shares of Common Stock covered by a Grant until the shares are issued or transferred to the Grantee or Successor Grantee on the stock transfer records of the Company.

                                                                    Exhibit 10.1
                                                             Amendment to Equity
                                                               Compensation Plan



                      3-DIMENSIONAL PHARMACEUTICALS, INC.

                            Secretary's Certificate
                            -----------------------

                                March 31, 2000


          I, Scott M. Horvitz, do hereby certify that I am the Secretary of 3-Dimensional Pharmaceuticals, Inc., a Delaware corporation (the "Company"), and that, as such, I am authorized to execute this certificate on behalf of the Company and do further certify that:

          1. Attached hereto as Exhibit A is a true and correct copy of all resolutions of the Board of Directors of the Company relating to the transactions contemplated by the Series A-5 Preferred Stock Purchase Agreement (the "Agreement"), dated March 31, 20000 (the "Agreement"), between the Company and the Buyers as defined in the Agreement. All of the resolutions contained in Exhibit A were duly adopted at a special telephonic meeting of the Board of Directors of the Company held on March 30, 2000, none of such resolutions has been rescinded or amended in any respect, and all are in full force and effect on the date hereof.

          2. Attached hereto as Exhibit B is a true and correct copy of all resolutions of the stockholders of the Company relating to the transactions contemplated by the Agreement. The resolutions contained in Exhibit B were duly adopted by Consent of Series B Preferred, Series C Preferred and Common Stockholders of the Company dated March 31, 2000 and by Consent of Series A-1, Series A-2, Series A-3 and Series A-4 Preferred Stockholders of the Company dated March 31, 2000, respectively, none of such resolutions has been rescinded or amended in any respect, and all are in full force and effect on the date hereof.

          3. A certified copy of the Sixth Restated Certificate of Incorporation of the Company (the "Certificate of Incorporation") is attached hereto as Exhibit C.

          4. Attached hereto as Exhibit D is a true and correct copy of the Bylaws of the Company, which are in full force and effect on the date hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand on the date first set forth above.


                                    /s/ Scott M. Horvitz
                                    ------------------------------
                                    Scott M. Horvitz
                                    Secretary

                                                                   Exhibit A

                      3-DIMENSIONAL PHARMACEUTICALS, INC.
                 RESOLUTIONS ADOPTED BY THE BOARD OF DIRECTORS


Equity Compensation Plan and Amendment and Restatement of Restated Certificate
-----------------------------------------------------------------------------
of Incorporation
----------------

          RESOLVED, that an amendment to the Amended and Restated Equity Compensation Plan of the Company (the "Plan") increasing by 1,250,000 shares the number of shares of Common Stock that may be issued or transferred under the Plan and the grant of 750,000 options to employees and consultants of the Company (the "Plan Amendment") is hereby approved and adopted; and it is further

          RESOLVED, that the Board of Directors hereby proposes and deems it advisable that the Company's Fifth Restated Certificate of Incorporation, (the "Restated Certificate"), be amended and restated in its entirety as set forth in the Sixth Restated Certificate of Incorporation attached as Exhibit A hereto (the "Amendment and Restatement") (as so
                 ---------
     amended, the "Amended and Restated Certificate"); and it is further

          RESOLVED, that the officers of the Company be and they are hereby authorized and directed to submit the Plan Amendment and the Amendment and Restatement for consideration by the stockholders entitled to vote in respect thereof; and it is further

          RESOLVED, that upon the approval of the Plan Amendment and the Amendment and Restatement by the stockholders in accordance with Section 242 of the Delaware General Corporation Law, the proper officers of the Company be and they are hereby authorized and directed to prepare, execute and file the Amended and Restated Certificate with the Secretary of State of the State of Delaware.